Exhibit

                     Buckeye Reports First Quarter Results

    MEMPHIS, Tenn.--(BUSINESS WIRE)--Oct. 20, 2003--Buckeye Technologies Inc. (NYSE:BKI) today announced that it incurred a loss of $2.4 million after-tax (seven cents per share) in the quarter ended September 30, 2003. The loss was due to a $2.1 million after-tax expense (six cents per share) for the early extinguishment of debt related to the refinancing of $150 million of 8.5% senior subordinated notes due 2005 and previously announced restructuring charges of $0.6 million after-tax (two cents per share).
    Excluding the expenses related to the early extinguishment of debt and restructuring noted above, the Company earned a profit of one cent per share ($0.3 million after-tax) in the quarter ended September 30, 2003. This compares to a loss of one cent per share ($0.5 million after-tax) in the same period a year ago.
    Net sales for the July-September quarter were $155.8 million, slightly below the $156.4 million in the same quarter of the prior year.
    Buckeye Chairman David B. Ferraro commented, "Sales during the just completed quarter, which is always our seasonally slowest quarter, were restrained by our need to maintain adequate inventories during our major Foley plant maintenance shutdown which was conducted during the first eight days of October. The shutdown was completed in an exemplary fashion with all major projects being accomplished as planned and, importantly, with no serious injuries or safety incidents. The Foley plant is now back to operating at its full productive capacity."
    Mr. Ferraro further stated, "The major accomplishment of the July-September quarter was our successful placement of $200 million of senior notes which have a maturity date of October 2013 and a coupon of 8.5%. This debt placement, combined with the refinancing of our bank credit facility, which is currently in progress, ensures that the Company will have sufficient liquidity and financial flexibility for the next five years."
    Buckeye, a leading manufacturer and marketer of specialty cellulose and absorbent products, is headquartered in Memphis, Tennessee, USA. The Company currently operates facilities in the United States, Germany, Canada, Ireland and Brazil. Its products are sold worldwide to makers of consumer and industrial goods.
    Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties, including but not limited to economic, competitive, governmental, and technological factors affecting the Company's operations, financing, markets, products, services and prices, and other factors. For further information on factors which could impact the Company and the statements contained herein, please refer to public filings with the Securities and Exchange Commission.




                       BUCKEYE TECHNOLOGIES INC.
                      CONSOLIDATED BALANCE SHEETS
                               (in $000)

                                            September 30     June 30
                                                2003           2003
                                            ------------  ------------
Assets
Current assets:
     Cash and cash equivalents             $     26,282  $     49,977
     Cash, restricted                             3,375         3,375
     Accounts receivable, net                   110,591       126,283
     Inventories                                139,109       136,705
     Deferred income taxes and other             29,777        26,307
                                            ------------  ------------
          Total current assets                  309,134       342,647

     Property, plant and equipment, net         595,198       594,138
     Goodwill, net                              129,883       129,631
     Intellectual property and other, net        46,230        44,239
                                            ------------  ------------
Total assets                               $  1,080,445  $  1,110,655
                                            ============  ============


Liabilities and stockholders' equity
Current liabilities:
     Trade accounts payable                $     34,810  $     37,007
     Accrued expenses                            49,918        48,360
     Current portion of capital lease
      obligations                                   595           583
     Current portion of long-term debt                -        41,718
                                            ------------  ------------
          Total current liabilities              85,323       127,668

     Long-term debt                             629,232       619,474
     Deferred income taxes                       80,445        79,498
     Capital lease obligations                    2,547         2,700
     Other liabilities                           19,528        19,431
     Stockholders' equity                       263,370       261,884
                                            ------------  ------------
Total liabilities and stockholders' equity $  1,080,445  $  1,110,655
                                            ============  ============



                       BUCKEYE TECHNOLOGIES INC.
                 CONSOLIDATED STATEMENTS OF OPERATIONS
                               (in $000)

                                                   Quarter Ended
                                                    September 30
                                              ------------------------
                                                 2003         2002
                                              -----------  -----------

Net sales                                    $   155,831  $   156,425
                                                                   -
Cost of goods sold                               133,870      136,044
                                              -----------  -----------
Gross margin                                      21,961       20,381

Selling, research and administrative
 expenses                                          9,592        8,943
Restructuring costs                                1,038            -
                                              -----------  -----------

Operating income                                  11,331       11,438

Net interest expense and amortization of
 debt costs                                       11,177       12,126
Loss on early extinguishment of debt               3,300            -
Foreign exchange, amortization of
 intangibles, other                                  429           90
                                              -----------  -----------
Loss before income taxes                          (3,575)        (778)
Income tax benefit                                (1,144)        (259)
                                              -----------  -----------
  Net loss                                   $    (2,431) $      (519)
                                              ===========  ===========

Loss per share
   Basic earnings (loss) per share           $     (0.07) $     (0.01)
   Diluted earnings (loss) per share         $     (0.07) $     (0.01)

Weighted average shares for basic earnings
 per share                                    36,974,915   36,948,900

Adjusted weighted average shares for
 diluted earnings per share                   36,974,915   36,948,900



                       BUCKEYE TECHNOLOGIES INC.
                 CONSOLIDATED STATEMENTS OF CASH FLOWS
                                ($000)

                                                    Quarter Ended
                                                     September 30
                                                 --------------------
OPERATING ACTIVITIES                                2003      2002
--------------------                             ---------  ---------
Net income (loss)                                $  (2,431) $   (519)
Adjustments to reconcile net income to net cash provided by operating activities:

   Depreciation                                     11,186    11,427
   Amortization                                      1,441     1,502
   Loss on early extinguishment of debt              3,300         -
   Deferred income taxes and other                   1,359     1,557
   Change in operating assets and liabilities
    Accounts receivable                             16,169    (6,160)
    Inventories                                     (1,615)    4,179
    Other assets                                    (3,603)     (775)
    Accounts payable and other current
     liabilities                                      (251)   (2,070)
                                                  ---------  --------
Net cash provided by operating activities           25,555     9,141

INVESTING ACTIVITIES
--------------------
   Purchases of property, plant and equipment       (9,725)   (4,587)
   Other                                              (303)     (211)
                                                  ---------  --------
Net cash used in investing activities              (10,028)   (4,798)

FINANCING ACTIVITIES
--------------------
   Net payments under revolving line of credit     (55,250)   (5,781)
   Issuance of long term debt                      200,000         -
   Payments for debt issuance costs                 (6,029)     (380)
   Payments related to early extinguishment of
    debt                                            (2,115)        -
   Payments on long term debt and other           (175,001)  (22,197)
                                                  ---------  --------
Net cash used in financing activities              (38,395)  (28,358)

Effect of foreign currency rate fluctuations on
 cash                                                 (827)     (374)

Decrease in cash and cash equivalents              (23,695)  (24,389)
                                                  ---------  --------
Cash and cash equivalents at beginning of period    49,977    56,006
                                                  ---------  --------
Cash and cash equivalents at end of period       $  26,282  $ 31,617
                                                  =========  ========



                      BUCKEYE TECHNOLOGIES INC.
                     SUPPLEMENTAL FINANCIAL DATA
                (in $ millions except per share data)


                                Results            Variances
                               ---------- ----------------------------
                                          Jul-Sep 03 vs  Jul-Sep 03 vs
                               Jul-Sep 03  Apr-Jun 03     Jul-Sep 02
                               ---------- -------------  -------------

Net sales                         $155.8       $(12.2)       $(0.6)
Gross margin                        22.0          1.6          1.6
   % of sales                       14.1%         2.0 pts      1.1 pts
Operating income                    11.3          9.8         (0.1)
Net loss                            (2.4)         2.8         (1.9)

Adjusted weighted average
 shares for diluted earnings
 per share (millions)               37.0            -          0.1
Diluted earnings (loss) per
 share                             (0.07)        0.07        (0.06)

Depreciation, depletion and
 amortization charged against
 operating income                   11.2         (0.4)        (0.3)
Purchases of property, plant
 and equipment                       9.7          0.5          5.1

Asset impairment (before tax)          -         (6.8)           -
Restructuring costs (before
 tax)                                1.0         (0.6)         1.0
Loss on early extinguishment
 of debt (before tax)                3.3          3.3          3.3

Adjusted EBITDA (1)                 24.0          1.9          0.2

Net debt (2)                       598.6         (6.4)       (27.9)

Credit facility availability
 at end of period                   43.4         13.0         27.5



Notes
-----
(1) We calculate EBITDA as earnings before net interest expense plus income taxes and depreciation and amortization. Adjusted EBITDA further adjusts EBITDA by adding back the following items: interest income, cumulative effect of changes in accounting, asset impairment charges, restructuring charges and certain other (gains) losses. You should not consider adjusted EBITDA to be an alternative measure of our net income, as an indicator of operating performance; or our cash flow, as an indicator of liquidity. Adjusted EBITDA corresponds with the definition contained in our revolving credit facility, and it provides useful information concerning our ability to comply with debt covenants. Although we believe adjusted EBITDA enhances your understanding of our financial condition, this measure, when viewed individually, is not a better indicator of any trend as compared to other measures (e.g., net sales, net earnings, net cash flows, etc.) conventionally computed in accordance with GAAP. We caution you that amounts presented may not be comparable to similar measures disclosed by other companies.


                                Results            Variances
                               ---------- ----------------------------
                                          Jul-Sep 03 vs  Jul-Sep 03 vs
                               Jul-Sep 03  Apr-Jun 03     Jul-Sep 02
                               ---------- -------------- -------------
 Net income (loss)                  (2.4)           2.8         (1.9)
 Income tax expense                 (1.1)           3.7         (0.8)
 Net interest expense               10.5           (0.1)        (1.0)
 Amortization of debt costs          0.7            0.1          0.1
 Early extinguishment of debt        3.3            3.3          3.3
 Depreciation, depletion and
  amortization                      11.8           (0.4)        (0.3)
                               ---------- -------------- ------------
 EBITDA                             22.8            9.4         (0.6)

 Interest income                     0.2           (0.1)        (0.2)
 Asset impairments                     -           (6.8)           -
 Restructuring charges               1.0           (0.6)         1.0

                               ---------- -------------- ------------
 Adjusted EBITDA                    24.0            1.9          0.2
                               ========== ============== ============


(2) We present net debt as an additional means by which investors can evaluate our financial condition, liquidity and ability to satisfy rating agency and creditor requirements. We calculate net debt as debt and capital lease obligations less interest rate swap non-cash fair value adjustment to debt, cash, cash equivalents, restricted cash and short-term investments. Using this information along with long-term debt and capital lease obligation balances provides a more complete analysis of our financial position. Long-term debt and capital lease obligations are the most directly comparable GAAP measures.



                                 as of      Sep 03 vs     Sep 03 vs
                                 Sep 03       Jun 03        Sep 02
                               ---------- -------------- ------------

 Current portion of capital
  lease obligation                   0.6              -          0.1
 Current portion of long-term
  debt                                 -          (41.7)           -
 Long-term debt                    629.2            9.7        (45.6)
 Capital lease obligation            2.5           (0.2)        (0.6)
                               ---------- -------------- ------------

 Total debt on balance sheet       632.3          (32.2)       (46.1)
 less: Interest rate swap non-
  cash fair value adjustment
  to debt                           (4.0)           2.1          4.1
 less: Cash, cash equivalents,
  restricted cash, and short-
  term investments                 (29.7)          23.7         14.1
                               ---------- -------------- ------------

 Net debt                          598.6           (6.4)       (27.9)
                               ========== ============== ============



                      BUCKEYE TECHNOLOGIES INC.
                     SUPPLEMENTAL FINANCIAL DATA
                           (in $ millions)


                                Results            Variances
                               ---------- ----------------------------
                                          Jul-Sep 03 vs  Jul-Sep 03 vs
                               Jul-Sep 03  Apr-Jun 03      Jul-Sep 02
                               ---------- -------------  -------------

Comparative Segment Results Analysis
------------------------------------

Specialty  Net sales               107.3        (11.6)          (5.0)
 Fibers    Operating income         10.3          2.2           (1.3)
           Depreciation and
            amortization (a)         6.7         (0.1)          (0.8)
           Capital expenditures      9.1          1.3            5.5
           Total assets (at the
            end of the period)     475.9        (40.2)           2.4

Nonwovens  Net sales                53.2          0.4            5.8
 Materials Operating income          2.5          0.8            2.0
           Depreciation and
            amortization (a)         4.3         (0.1)           0.5
           Capital expenditures      0.6         (0.7)          (0.1)
           Total assets (at the
            end of the period)     359.5         (1.1)          16.2

Corporate  Net sales                (4.7)        (1.0)          (1.4)
           Operating income (b)     (1.4)         7.0           (0.7)
           Depreciation and
            amortization (a)         0.8          0.3           (0.2)
           Capital expenditures        -         (0.1)          (0.3)
           Total assets (at the
            end of the period)     245.0         11.0          (35.2)

Total      Net sales               155.8        (12.2)          (0.6)
           Operating income (b)     11.3          9.9           (0.1)
           Depreciation and
            amortization (a)        11.8          0.1           (0.5)
           Capital expenditures      9.7          0.5            5.1
           Total assets (at the
            end of the period)   1,080.4        (30.3)         (16.6)


(a) Depreciation and amortization includes depreciation, depletion and amortization of intangibles. Only the Corporate grouping has amortization of intangibles that is excluded from the determination of operating income.

(b) Asset impairment and restructuring costs are included in operating income for the corporate segment.


                      BUCKEYE TECHNOLOGIES INC.
                     SUPPLEMENTAL FINANCIAL DATA
                           (in $ millions)

Comparative Segment Information (Fiscal 2003 by Quarter)
--------------------------------------------------------

                                Specialty Nonwoven
                                 Fibers   Materials  Corporate  Total
                                --------- --------- ---------- -------

Net sales         Jul-Sep 02       112.3      47.4       (3.3)  156.4
                  Oct-Dec 02       113.9      45.8       (6.6)  153.1
                  Jan-Mar 03       121.4      49.9       (7.7)  163.6
                  Apr-Jun 03       118.9      52.8       (3.7)  168.0
                                --------- --------- ---------- -------
                  Total FY 2003    466.5     195.9      (21.3)  641.1
                                --------- --------- ---------- -------

Operating income  Jul-Sep 02        11.6       0.5       (0.7)   11.4
 (loss)           Oct-Dec 02        12.8       0.3       (0.1)   13.0
                  Jan-Mar 03         9.4       1.5      (29.9)  (19.0)
                  Apr-Jun 03         8.1       1.7       (8.4)    1.4
                                --------- --------- ---------- -------
                  Total FY 2003     41.9       4.0      (39.1)    6.8
                                --------- --------- ---------- -------

Depreciation and  Jul-Sep 02         7.5       3.8        1.0    12.3
 amortization     Oct-Dec 02         7.5       3.8        1.1    12.4
                  Jan-Mar 03         7.5       4.1        1.0    12.6
                  Apr-Jun 03         6.8       4.4        0.5    11.7
                                --------- --------- ---------- -------
                  Total FY 2003     29.3      16.1        3.6    49.0
                                --------- --------- ---------- -------

Capital           Jul-Sep 02         3.6       0.7        0.3     4.6
 expenditures     Oct-Dec 02         6.1       0.5          -     6.6
                  Jan-Mar 03         7.2       0.7        0.1     8.0
                  Apr-Jun 03         7.8       1.3        0.1     9.2
                                --------- --------- ---------- -------
                  Total FY 2003     24.7       3.2        0.5    28.4
                                --------- --------- ---------- -------


    CONTACT: Buckeye Technologies Inc., Memphis
             Kris Matula, 901-320-8588
             or
             Investor Relations: Gordon Mitchell, 901-320-8256 www.bkitech.com